SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 20, 2004

000-24478	38-3073622
(Commission File No.)	(IRS Employer Identification No.)

DEARBORN BANCORP, INC.

(Exact name of registrant as specified in its charter)

1360 Porter Street, Dearborn, MI

(Address of Principal Executive Offices)

48124

(Zip Code)

(313) 565-5700

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events
Item 7. Exhibits
SIGNATURES
Press Release dated July 20, 2004

Item 5. Other Events

     On July 20, 2004, the Registrant announced the pricing and sale of 1,265,000 additional shares of common stock. A copy of the press release is attached to this document as exhibit 99.1.

Item 7.	Exhibits
99.1	Press Release dated July 20, 2004, announcing Dearborn Bancorp, Inc.’s pricing and sale of common stock.

DEARBORN BANCORP, INC.
FORM 8-K (continued)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dearborn Bancorp, Inc.
(Registrant)

s/ Jeffrey L. Karafa

Jeffrey L. Karafa
Treasurer and Chief Financial Officer

Date: July 20, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 20, 2004, announcing Dearborn Bancorp,
Inc.’s pricing and sale of common stock.